UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 FORM 8-K

                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 29, 2005
                                                ______________________________


                           Minden Bancorp, Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



       United States                  000-49882                  13-4203146
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



415 Main Street, Minden, Louisiana                                  71058
______________________________________________________________________________
 (Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code   (318) 377-0523
                                                  ____________________________


                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

     On December 29, 2005, Minden Building and Loan Association (the "Association"), the wholly owned subsidiary of Minden Bancorp, Inc. (the "Company") entered into a new supplemental retirement agreement (the "Agreement") with Mr. A. David Evans, the President and Chief Executive Officer. The Agreement replaces the supplemental retirement agreement previously entered into with Mr. Evans in October 2002 ("Prior Agreement"). The benefits payable under the Agreement are essentially identical to the Prior Agreement but the Agreement is designed to comply with the provisions
Section 409A of the Internal Revenue Code of 1986, as amended. Under the Agreement, in consideration for remaining in the employ of the Association until attaining age 70, Mr. Evans will receive a supplemental annual benefit for a period of 10 years. Mr. Evans' annual supplemental benefit will equal $36,000. If Mr. Evans dies after he retires but before the supplemental benefits are paid for 10 years, the remaining supplemental benefits will be paid to his beneficiary or estate over the remaining period. In the event he dies before retirement, his supplemental benefits will be paid to his beneficiary or estate over the ten year period commencing in the month next following his death. In the event of Mr. Evans' disability, the Association will pay the annual supplemental benefit for ten years commencing in the month next following the determination of his disability. The unfunded Agreement represents only a promise on the part to pay the benefits thereunder and is subject to the claims of the Association's creditors.

     The Association also entered into supplemental retirement agreements ("Additional Agreements") at the same time with Ms. Becky T. Harrell and Mr. Michael P. Burton which are substantially similar to the Agreement with respect to the benefits provided thereby. Under the terms of the Additional Agreements, in consideration for remaining in the employ of the Association until attaining age 65, each of the officers will receive a supplemental annual benefit. However, the annual supplemental benefit under the Additional Agreements for each officer is $12,000, rather than $36,000 as provided by the Agreement, in each case to be paid for a period of 15 years rather than 10 years as provided by the Agreement. The provisions addressing payments in the event of death or disability are also substantially identical to the Agreement in terms of their operation.

     Pursuant to Instruction 2 of Item 6.01(b)(10) of Regulation S-K, the Agreement and the Additional Agreements will be filed as exhibits to the Company Annual Report on 10-KSB for the year ended December 31, 2005.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              MINDEN BANCORP, INC.



Date:  January 6, 2006        By: /s/ A. David Evans
                                  -------------------------------------
                                   A. David Evans
                                   President and Chief Executive Officer